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                       SUPPLEMENT DATED February 1, 2002

                                       TO

                                 iSHARES, INC.

                                   PROSPECTUS

                                      AND

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 1, 2002

     The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and the Statement of Additional Information of iShares, Inc., each dated January 1, 2002.

     The following information incorporates the final voting results of the iShares, Inc. proxy with respect to the Special Meeting of Shareholders held on December 19, 2001 and the several adjournments of the Special Meeting until January 24, 2002.

Advisory Agreement of iShares MSCI Singapore Index Fund

     The shareholders of iShares MSCI Singapore Index Fund did not approve the new Advisory Agreement that was approved by the shareholders of, and is applicable to, each other Index Fund. Accordingly, the terms of the Advisory Agreement dated May 8, 2000 continue to apply only to the iShares MSCI Singapore Index Fund.

Investments in a Single Issuer

     The following fundamental investment limitation applies only to the specified Index Funds: Each of the iShares MSCI Mexico, Singapore and South Korea Index Funds may not purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer.

Industry Concentration Policies

     Each of the iShares MSCI Mexico, Singapore and South Korea Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, the Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Index Fund, the Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy.

     Each of the iShares MSCI Austria, Australia, Belgium, Brazil, Canada, EMU, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, Pacific ex-Japan, Spain, Sweden, Switzerland, Taiwan and United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Index Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Index Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

Each Index Fund Classified as "Non-Diversified"

     The shareholders of each of the iShares MSCI Japan and United Kingdom Index Funds have approved the change in classification of these Index Funds from "diversified" to "non-diversified" for purposes of the Investment Company Act of 1940. Currently, every Index Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940.